Capitalization And Warrant Liability	12 Months Ended
Dec. 31, 2011
Capitalization and Warrant Liability [Abstract]
Capitalization and Warrant Liability

F. Capitalization and Warrant Liability

Capitalization

At December 31, 2011, we had 100.0 million shares of common stock and 10.0 million shares of undesignated preferred stock authorized. No shares of preferred stock have been issued as of December 31, 2011.

The following shares of common stock were reserved for future issuance (in thousands):

	September 30,	September 30,
	December 31
	2011	2010
Stock-based compensation plans	5,500	4,500
Warrants to purchase common stock — 2007 offering	4,976	4,976
Warrants to purchase common stock — Lenders	149	149
Warrants to purchase common stock — 2011 offering	1,310	—

	11,935	9,625

In March 2012, we completed a private placement financing generating net proceeds of approximately $8.0 million through the issuance of 4,347,827 shares of common stock and five-year warrants to purchase 4,347,827 shares of common stock with an exercise price of $2.07 per share. The securities were sold in multiples of a fixed combination of one share of common stock and a warrant to purchase one share of common stock at an offering price of $2.07 per fixed combination. We intend to promptly file a resale registration statement with the SEC for 8,695,654 shares of common stock, which includes all shares of common stock issued in the equity offering and shares of common stock issuable upon exercise of the warrants issued in the offering. In connection with this offering, our former lenders were entitled to a milestone payment in the amount of $0.9 million, of which 75% was settled through the issuance of our common stock at $1.94 per share to the former lenders at our election.

In November 2011, we entered into an equity purchase agreement, which provides that Aspire Capital Fund, LLC (“Aspire Capital”) is committed to purchase up to an aggregate of $20.0 million of shares of our common stock over a two-year term, subject to our election to sell any such shares, and the terms and conditions set forth therein. Under the agreement, we have the right to sell shares, subject to certain volume limitations and a minimum floor price, at a modest discount to the prevailing market price. As part of the agreement, Aspire Capital made an initial investment of $1.0 million in us through the purchase of 666,667 shares of our common stock at $1.50 per share, and received 266,667 additional shares as compensation for its commitment. In connection with this initial investment, our former lenders were entitled to a milestone payment in the amount of $100,000, of which $25,000 was paid in cash and $75,000 was paid through the issuance of our common stock to the former lenders at our election at $1.50 per share in November 2011. In 2012, we sold an additional 200,000 shares to Aspire Capital at an average price of $1.85 per share and made milestone payments to our former lenders amounting to $37,000, of which $9,000 was paid in cash and $28,000 was paid through the issuance of our common stock to the former lenders at our election. In March 2012, in connection with the private placement financing, we agreed not to sell any shares of common stock, including to Aspire Capital, until the earlier of the 180th day after the closing date or the 30 th day after the resale registration statement covering the resale of the shares sold in the financing is declared effective.

In February 2011, we completed a registered direct offering with net proceeds of $11.8 million through the issuance of 4,366,667 shares of common stock and five-year warrants to purchase 1,310,000 shares of common stock with an exercise price of $3.55 per share. The securities were sold in multiples of a fixed combination of one share of common stock and a warrant to purchase 0.3 of a share of common stock at an offering price of $3.00 per fixed combination. In connection with this offering, our former lenders were entitled to a milestone payment under this obligation in the amount of $810,000, of which $202,500 was paid in cash and $607,500 was paid through the issuance of our common stock to the former lenders at $2.96 per share.

Warrant Liability

We account for common stock warrants as either liabilities or as equity instruments depending on the specific terms of the warrant agreement. Registered common stock warrants that could require cash settlement are accounted for as liabilities. We classify these warrant liabilities on the consolidated balance sheet as a non-current liability, which is revalued at fair value at each balance sheet date subsequent to the initial issuance. We use the Black-Scholes valuation model to value the warrant liability at its fair value. Changes in the fair market value of the warrant are reflected in the consolidated statement of operations as other income (expense).

The warrants we issued in the February 2011 registered direct offering contain a provision for net cash settlement in the event that there is a fundamental transaction (e.g., merger, sale of substantially all assets, tender offer, or share exchange). If a fundamental transaction occurs in which the consideration issued consists of all cash or stock in a non-public company, then the warrant holder has the option to receive cash equal to a Black Scholes value of the remaining unexercised portion of the warrant. As the warrant holder’s put option to settle in cash is not within our control in all circumstances, these warrants represent liabilities.

The warrants issued in February 2011 have been classified as liabilities, as opposed to equity, due to the potential cash settlement upon the occurrence of certain events as described above, and are recorded at their fair values at the date of issuance of $1,795,000 and $983,000 at December 31, 2011.